FIRST GUARANTY BANK EXPANDS FOOTPRINT IN TEXAS MARKET Copperfield Branch 7630 Highway 6 North Houston, TX 77095 Columbus Branch 1515 Fannin St., Suite D Columbus, TX 78934 Gessner Branch 2600 South Gessner Rd., Suite 100 Houston, TX 77063 Sealy Branch 307 Main Street Sealy, TX 77474